UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT ON REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4982

HEARTLAND GROUP, INC.

(Exact name of registrant as specified in charter)

789 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip code)

Nicole J. Best, Treasurer and Principal Accounting Officer

Heartland Group, Inc.

789 North Water Street Milwaukee,

Wisconsin 53202

(Name and address of agent for service)

With a copy to: Charles M. Weber, Esq.

Quarles & Brady LLP

411 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31, 2004

Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders (INSERT SEMIANNUAL REPORT)

SELECT VALUE FUND

VALUE PLUS FUND

VALUE FUND

June 30, 2004

(Unaudited)

The essence of value investing is grounded in the time-tested approach outlined by Professors Benjamin Graham and David Dodd, co-authors of Security Analysis. They pioneered this methodology in 1934. For over half a century, the Graham and Dodd philosophy has attracted a successful circle of disciples, including Heartland Advisors.

At Heartland, this means bargain hunting – relentlessly analyzing overlooked and unpopular stocks, always looking for a measurable and positive difference between the true worth of a company and its current stock price. We often find that a company’s stock is undervalued because it is:

•	Underfollowed by Wall Street analysts

•	Temporarily oversold or out of favor

•	Misunderstood by investors

•	An emerging opportunity as yet undiscovered

We believe this is the most intelligent way to build a portfolio.

2  | Semiannual Report

“At Heartland, we take a long-term approach to investing. The stock market tends to be emotional, often overtaken by fear or greed. Too many speculators overreacting to the headlines of the day. We believe this creates opportunities for the objective, long-term investor.”

— William J. Nasgovitz
President

AVERAGE ANNUAL TOTAL RETURNS THROUGH JUNE 30, 2004

	HEARTLAND SELECT VALUE FUND(1)	HEARTLAND VALUE PLUS FUND	HEARTLAND VALUE FUND(2)
First Half, 2004 (not annualized)	5.26%	7.79%	4.18%
One Year	27.30	41.18	39.05
Three Years	10.32	21.55	16.91
Five Years	12.04	12.76	18.33
Ten Years	—	14.28	16.05
Since Inception	12.63	13.48	16.08
Inception Date	10/11/1996	10/26/1993	12/28/1984
Value of $10,000 from Inception date(3)	$25,042	$38,581	$183,252

Description of Fund	Multi-Cap Value	Small-Cap Value	Small & Micro-Cap Value
Notes of Interest	Designed and managed to be an investor’s core holding, this Fund is a focused portfolio of stocks that we believe are undervalued.	Investing in a limited number of small company value stocks, this Fund focuses on stocks we believe have the financial strength to pay dividends.	This Fund remains open to current shareholders and to new IRA, trust and qualified retirement accounts.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com. The Funds invest in stocks of small companies that may be more volatile and less liquid than those of larger companies. The Select Value and Value Plus Funds also invest in a smaller number of stocks (generally 30 to 50) than the average mutual fund. The change in value of a single holding may have a more pronounced effect on the Fund’s net asset value and performance than for other funds. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

The opinions expressed in this Semiannual Report are those of the portfolio manager, and are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations, or beliefs are guaranteed.

(1)	Through November 30, 2001, the Advisor voluntarily waived a portion of the Select Value Fund’s expenses. Waivers are no longer in effect. Without such waivers, total returns of the Select Value Fund prior to December 1, 2001 would have been lower.
(2)	The Value Fund closed to new investors on November 26, 2003. The Fund remains open to current shareholders and to new IRA, trust and qualified retirement accounts.
(3)	Value of $10,000 from inception represents a hypothetical investment in the Fund for the since inception period ended June 30, 2004.

June 30, 2004 |  3

Portfolio Management Team

Hugh Denison	David Fondrie, CPA	Ted Baszler, CPA, CFA	Eric J. Miller, CMA

Fund Performance

Average Annual Total Returns as of June 30, 2004	Year-to- Date*	One Year	Three Years	Five Years	Since Inception (10/11/96)
Heartland Select Value Fund	5.26%	27.30%	10.32%	12.04%	12.63%
S&P MidCap 400 Barra Value Index**	6.78	33.35	10.26	12.28	14.68
S&P 500 Index	3.44	19.11	-0.69	-2.20	8.27

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

Through November 30, 2001, the Advisor voluntarily waived a portion of the Fund’s expenses. Waivers are no longer in effect. Without such waivers, total returns prior to December 1, 2001 would have been lower.

*	Not annualized.
**	For comparison purposes, the value of the S&P MidCap 400 Barra Value Index on September 30, 1996 is used as the beginning value on October 11, 1996. Index definitions are listed on the final page of this report. It is not possible to invest directly in an index.

Investment Goal. The Select Value Fund seeks long-term capital appreciation.

Principal Investment Strategies. The Select Value Fund invests primarily in common stocks whose current market prices, in Heartland Advisors’ judgment, are undervalued relative to their intrinsic value. Heartland Advisors uses its disciplined value criteria to identify what it believes are the best available investment opportunities for the Select Value Fund. Using a multi-cap approach, the Fund invests in companies of all sizes, although the companies normally have market capitalizations in excess of $500 million.

Investment Considerations. The Select Value Fund invests in small and mid-sized companies that are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 35 to 50) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

Management Report

We are pleased to report to shareholders that, the year-to-date total return for the Heartland Select Value Fund was +5.26%. The Fund outperformed the widely quoted S&P 500 Index for this year-to-date period, which was up just 3.44%. It did however trail the 6.78% total return of the benchmark S&P MidCap 400 Barra Value Index for the six months ended June 30, 2004.

It is also worth noting that the Fund outperformed most of its peers in the Multi-Cap Value category for total return, over the trailing 12-month period ended June 30, 2004, according to Lipper. The Fund’s longer-term performance has also been impressive. For the 3-year, 5-year and since inception periods, the total returns of the Select Value Fund ranked in the top 2%, 1% and 8%, respectively, of Lipper’s Multi-Cap Value category.

However, we caution investors that these rankings calculated by Lipper do not represent any future rankings, which may be impacted by the short-term performance of the Fund.

4  | Semiannual Report

Experienced team starts off on the right foot

Shareholders may be aware that the previous portfolio co-managers were joined by Hugh Denison, David Fondrie, CPA, and Ted Baszler, CPA, CFA in the latter part of March of this year. This trio joined the Select Value Fund as one of the previous co-managers prepared to leave Heartland. As part of this transition, the Fund moved to a team managed approach.

Eric Miller, CMA, who had served as co-manager of this Fund since 1999, has continued as a member of the Select Value Fund’s team. With a combined 51 years of industry experience between these four managers – and with the most junior member of the team having approximately nine years under his belt – shareholders are assured that this is a seasoned and dedicated team.

Under the guidance of this team, the Select Value Fund outpaced both benchmark indices for the three months ended June 30, 2004 by posting a total return of 2.51%. In contrast, the S&P MidCap 400 Barra Value and S&P 500 Indices managed returns of 1.19% and 1.72%, respectively, for this period. It appears that the new portfolio management team is off to a positive start.

Focused on value & diversified by size

One of the results of the disciplined investment process of the Select Value Fund has been consistency of returns. To help achieve this, the portfolio management team is free to pursue what they believe are the best values in large, mid and small company stocks. In short, they’re focused on value, not size.

Designed and managed to be the core holding in an investor’s portfolio, this Fund invests in relatively few companies, typically 35 to 50. As of June 30, 2004, the Select Value Fund was invested in 40 companies.

Percentage of Equity Investments

Heartland Select Value Fund	As of June 30, 2004
Large-Cap Companies	28.9%
Mid-Cap Companies	36.5%
Small-Cap Companies	34.6%

Heartland Advisors considers large-cap companies to be larger than $10 billion in market cap, mid-cap companies to be between $2 billion and $10 billion, and small-cap companies to be smaller than $2 billion. Portfolio holdings are subject to change without notice.

Our outlook calls for long-term wealth creation

In contrast to the great many pundits who seem to us to be fixated on predictions of gloom and doom, we try not to bemoan higher interest rates, worries of renewed inflation or the possibilities for soaring oil prices. Though it would be unwise to ignore these, we also realize that the naysayers may have conveniently overlooked the powerful growth in corporate profits registered thus far in 2004 – up 27.5% in the first quarter, and another 25-30% is forecasted for the quarter just ended.

Looking back over the stock market’s history, our research has shown that, of the 67 ten-year periods since 1926, there have been only 2 that resulted in negative total returns. This holds true for both small and large company stocks. What’s more, we believe these odds improve significantly if you hire an experienced investment team with a disciplined process to work on your behalf.

Select Value Fund — Growth of $10,000 since inception

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (10/11/96) period ended June 30, 2004. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Weighted Median Valuation Analysis

Sources: FactSet Systems, Inc. and Heartland Advisors, Inc.

*	Based on trailing 12-month actual earnings.

Portfolio Highlights and Statistics

Number of holdings (excludes cash equivalents)	40
Net assets	$91.28 mil.
NAV	$21.22
Median market cap	$2,718 mil.
Weighted average market cap	$12,659 mil.

Top Ten Holdings – % of Net Assets (Excludes cash equivalents)

Goodrich Corp.	3.2%
AmerisourceBergen Corp.	3.1
Motorola, Inc.	3.1
Koninklijke (Royal) Philips Electronics N.V.	2.9
Ryder System, Inc.	2.9
Cooper Tire & Rubber Co.	2.8
National-Oilwell, Inc.	2.8
Nortel Networks Corp.	2.7
AVX Corp.	2.7
UnumProvident Corp.	2.6

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated is as of 6/30/04.

June 30, 2004 |  5

Portfolio Management Team

Rodney Hathaway, CFA	William J. Nasgovitz	Eric J. Miller, CMA

Fund Performance

Average Annual Total Returns as of June 30, 2004	Year-to- Date*	One Year	Three Years	Five Years	Ten Years	Since Inception (10/26/93)
Heartland Value Plus Fund	7.79%	41.18%	21.55%	12.76%	14.28%	13.48%
Russell 2000 Value Index	7.83	35.17	12.16	12.82	13.91	12.79
Russell 2000 Index	6.76	33.37	6.24	6.63	10.93	9.67

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on the distributions or redemptions.

*	Not annualized.

Investment Goal. The Value Plus Fund seeks long-term capital appreciation and modest current income.

Principal Investment Strategies. The Value Plus Fund invests primarily in a limited number of equity securities of smaller companies selected on a value basis. The Fund generally seeks to invest in dividend-paying common stocks and may also invest in preferred stocks and convertible securities, which may provide income to the Fund. The Fund primarily invests in companies with market capitalizations between $300 million and $2 billion.

Investment Considerations. The Value Plus Fund invests in small companies that are generally less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 35 to 50) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

Management Report

Led by small and mid-sized companies, the first half of 2004 was generally positive on Wall Street. For the year-to-date period through June 30, 2004 the Heartland Value Plus Fund total return was up 7.79%. This was in line with the benchmark Russell 2000 Value Index return of 7.83%, and ahead of the 6.76% return of the broader-based Russell 2000 Index. In contrast, the widely quoted S&P 500 Index of large company stocks was up just 3.44% for this six-month period. Additionally, the Fund had 57 holdings as of June 30, 2004, up from 53 holdings as of December 31, 2003.

The Value Plus Fund also outperformed the vast majority of its peers over the most recent 12-month period, according to Lipper. Within their Small-Cap Core category, the total return of the Fund ranked among the top 9% for total return. Preferring to focus on long-term results, we are more pleased to present our shareholders with the Fund’s longer-term rankings.

However, we caution investors that these rankings calculated by Lipper do not represent any future rankings, which may be impacted by the short-term performance of the Fund.

6  | Semiannual Report

Finding value is our prescription

The Healthcare sector is one that we have favored for quite some time. As America continues to age, the demographic trends alone promote a large and lengthy escalation in the future demand for many healthcare services. What’s more, technological and scientific improvements in this sector have been increasing the ability of most service providers to meet the needs of consumers.

As investment professionals, the challenge for us has been to identify companies in this sector that have a viable advantage over their competition. Some of the attributes we look for include a portfolio of defendable patents, a superior business model or a battery of top-notch scientists. If the stocks of these companies are priced at a discount to their peers – that is, if they fit our bargain-hunting investment philosophy – we believe that offers investors the prescription for superior capital appreciation.

In the first half of 2004, the two largest contributors to the total return of the Value Plus Fund were from the Healthcare sector, Northfield Laboratories, Inc. and Biosite, Inc. Northfield Labs is developing an alternative to transfused human blood. Their product has shown great promise in ambulatory situations, such as in emergency response and combat conditions. Biosite provides medical testing. Their capabilities include diagnosing congestive heart failure, acute coronary syndromes and certain infections, as well as providing drug screening services.

Growing economy continues to boost cyclicals

Looking back to six months ago, we were particularly bullish on stocks that stood to gain from a growing U.S. economy. In fact, we mentioned in our year-end report to shareholders that we were “optimistic that the U.S. economy and the stocks in the Fund may continue to gain strength.” And in the first half of 2004, cyclical stocks in the Materials and Processing sector, like paper and steel, as well as shipping companies, benefited from a U.S. economy that topped the expectations of many analysts.

All that is gold has not glittered

After making positive contributions to the Value Plus Fund in 2003, stocks in the precious metals industry group pulled back in the first half of 2004. Though these stocks have thus far added little to the returns of the Fund, we believe there is a measurable and positive difference between the true worth of these companies and their current stock prices. In other words, “it’s cheaper to mine for silver and gold on Wall Street than it is to dig it up yourself.”

Our outlook remains positive

In our bottom-up view of the world – from individual stocks, to financial markets, to the overall economy – we are finding reasons to remain bullish. First and foremost, we are continuing to identify undervalued small company stocks we believe have the financial strength to pay dividends. Adding to our positive outlook is a backdrop of increasing corporate profitability and a growing U.S. economy. We believe this a great time to be a long-term value investor.

Value Plus Fund — Growth of $10,000 since inception

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (10/26/93) period ended June 30, 2004. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Weighted Median Valuation Analysis

Sources: FactSet Systems, Inc. and Heartland Advisors, Inc.

*	Based on trailing 12-month actual earnings.

Portfolio Highlights and Statistics

Number of holdings (excludes cash equivalents)	57
Net assets	$364.92 mil.
NAV	$25.35
Median market cap	$935 mil.
Weighted average market cap	$1,470 mil.

Top Ten Holdings – % of Net Assets (Excludes cash equivalents)

Imation Corp.	2.6%
NICOR, Inc.	2.5
Lubrizol Corp.	2.5
Wausau-Mosinee Paper Corp.	2.5
Biosite Diagnostics, Inc.	2.5
Nu Skin Enterprises, Inc. (Class A)	2.4
Sappi Ltd. (ADR)	2.3
Agrium, Inc.	2.3
InterDigital Communications Corp.	2.2
Protective Life Corp.	2.1

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated is as of 6/30/04.

June 30, 2004 |  7

Portfolio Management Team

William J. Nasgovitz	Eric J. Miller, CMA	Brad A. Evans, CFA

HEARTLAND VALUE FUND REMAINS OPEN TO:

•	Existing accounts

•	IRA and trust accounts

•	Qualified retirement accounts

Fund Performance

Average Annual Total Returns as of June 30, 2004	Year-to- Date*	One Year	Three Years	Five Years	Ten Years	Since Inception (12/28/84)
Heartland Value Fund	4.18%	39.05%	16.91%	18.33%	16.05%	16.08%
Russell 2000 Value Index	7.83	35.17	12.16	12.82	13.91	13.64
Russell 2000 Index	6.76	33.37	6.24	6.63	10.93	11.32

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on the distributions or redemptions.

*	Not annualized.

Investment Goal. The Value Fund seeks long-term capital appreciation through investing in small companies.

Principal Investment Strategies. The Value Fund invests primarily in common stocks of companies with market capitalizations of less than $1.5 billion selected on a value basis, and may invest a significant portion of its assets in micro-capitalization companies, those companies with market capitalizations of less than $300 million.

Investment Considerations. The Value Fund invests primarily in small companies selected on a value basis. Such securities may be more volatile and less liquid than those of larger companies and there is risk that the broad market may not recognize the intrinsic value of such securities.

Management Report

Driven by the strong returns of the first quarter, the Heartland Value Fund total return was up 4.18% for the six-month period ended June 30, 2004. The benchmark Russell 2000 Value Index of small company stocks with lower price-to-book ratios and the Russell 2000 Index of small company stocks returned 7.83% and 6.76%, respectively. The Dow Jones Industrial Average and S&P 500 Index were down -0.18% and up 3.44% for the same period, respectively.

Over the past 12 months, the Value Fund outperformed most of its peers. According to Lipper, the total return of the Fund ranked in the top 20% of the Small-Cap Value category for the 12-month period ended June 30, 2004.

As disciplined value investors with a nearly 20-year history of managing this Fund, we encourage shareholders to look at the Fund’s longer-term rankings. We are particularly proud that the Value Fund ranked #1 for total return in Lipper’s Small-Cap Value category for the since inception period, ended June 30, 2004.

However, we caution investors that these rankings calculated by Lipper do not represent any future rankings, which may be impacted by the short-term performance of the Fund.

8  | Semiannual Report

Adding more depth and experience to the team

As a Fund shareholder, you may be aware that earlier this year, Heartland welcomed back Brad Evans, CFA. He has joined Bill Nasgovitz and Eric Miller as a member of the portfolio management team for the Value Fund. With approximately 8 years of investment experience, Brad shares our passion for value investing. He has already become a key member of our team of 13 portfolio managers, research analysts and traders, which has a combined 164 years of investment experience. As evidenced by the Fund’s total returns, both relative and absolute, they have put together an outstanding track record!

In a reversal of 2003, small caps outpaced micros

Geopolitical concerns in the Middle East generally weighed on stocks during the first half of 2004. We believe an elevated sense of uncertainty fueled a flight to assets perceived as being safer, such as treasury bonds and large company stocks, at the expense of those that have offered higher risk and higher reward.

This trend was very evident as micro-capitalization stocks, the smallest of the small companies, were down substantially for this period. The following table breaks down the Russell 2000 Index into small/mid-cap and micro-cap stocks and vividly details the underperformance of the smallest of the small companies.

Since the Value Fund typically has a substantial allocation to micro-cap stocks, this hurt overall performance.

Average Returns by Capitalization

Russell 2000 Index	Year-to-Date
Small and Mid-Cap Companies	11.97%
Micro-Cap Companies	-8.95%

Heartland Advisors considers small and mid-cap companies to be between $300 million and $10 billion, and micro-cap companies to be smaller than $300 million. Market capitalization analysis based on index holding information as of December 31, 2003. Average returns are unweighted, based on current constituents. Portfolio holdings are subject to change without notice.

Domestic oil deserves a premium price tag

Energy stocks, which are often subjected to geopolitical risks, were pushed and pulled by headlines during this period. In the sector, we believe those companies benefiting from substantial oil reserves not directly impacted by these risks – such as non-Middle Eastern reserves – should trade at a premium. The Value Fund holdings of Harvest Natural Resources, Inc. and Willbros Group, Inc. fit this description and made positive impacts on Fund performance in the first half of 2004. We also believe this investment thesis remains intact and should benefit long-term shareholders in the future.

Long-term value investors should be bullish

At Heartland, we are continuing to find attractive investments among small and micro-capitalization stocks. As noted, micro-caps have recently trailed their larger counterparts, but we realize that over full market cycles, this asset class has historically been the top performer.

Since 1973, micro and small-cap stocks have returned an average annual gain of 17.58% and 14.27%, respectively. In contrast, large company stocks have returned 10.98%. We would view any period of relative underperformance, like what we have just seen, as an investment opportunity. It’s a great time to be a long-term value investor.

Value Fund — Growth of $10,000 since inception

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (12/28/84) period ended June 30, 2004. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Weighted Median Valuation Analysis

Sources: FactSet Systems, Inc. and Heartland Advisors, Inc.

*	Based on trailing 12-month earnings.

Portfolio Highlights and Statistics

Number of holdings (excludes cash equivalents)	248
Net assets	$2,049.65 mil.
NAV	$53.28
Median market cap	$237 mil.
Weighted average market cap	$1,129 mil.

Top Ten Holdings – % of Net Assets (Excludes cash equivalents)

Great Lakes Chemical Corp.	3.2%
InterDigital Communications Corp.	2.8
BearingPoint, Inc.	2.5
UTStarcom, Inc.	2.1
Alpharma, Inc. (Class A)	1.6
Nortel Networks Corp.	1.5
Sonus Networks, Inc.	1.5
Harvest Natural Resources, Inc.	1.4
Discovery Laboratories, Inc.	1.3
Dynergy, Inc. (Class A)	1.3

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated is as of 6/30/04.

The Value Fund closed to new investors on November 26, 2003. The Fund remains open to current shareholders and to new IRA, trust and qualified retirement accounts.

June 30, 2004 |  9

Schedule of Investments	June 30, 2004 (Unaudited)

SELECT VALUE FUND

COMMON STOCKS	Shares	Industry	Value	Percent of Net Assets
Goodrich Corp.	89,800	Aerospace	$2,903,234	3.2%
AmerisourceBergen Corp.	47,300	Medical Supplies	2,827,594	3.1
Motorola, Inc.	154,100	Communications Equipment	2,812,325	3.1
Koninklijke (Royal) Philips Electronics N.V.	98,800	Electronic Commerce	2,687,360	2.9
Ryder System, Inc.	66,300	Shipping and Trucking	2,656,641	2.9
Cooper Tire & Rubber Co.	112,500	Parts and Distribution	2,587,500	2.8
National-Oilwell, Inc. (a)	80,300	Oil Services and Equipment	2,528,647	2.8
Nortel Networks Corp. (a)	500,000	Communications Equipment	2,495,000	2.7
AVX Corp.	170,000	Other Technology	2,456,500	2.7
UnumProvident Corp.	150,000	Insurance - Life	2,385,000	2.6
Union Pacific Corp.	40,000	Railroads	2,378,000	2.6
Potash Corp. of Saskatchewan, Inc. (b)	24,400	Chemicals	2,348,722	2.6
Huntington Bancshares, Inc.	100,000	Banking	2,290,000	2.5
Perrigo Co.	120,000	Pharmaceuticals	2,276,400	2.5
P.H. Glatfelter Co.	161,000	Paper and Forest Products	2,266,880	2.5
WCI Communities, Inc. (a)	100,000	Engineering and Construction	2,231,000	2.4
Allstate Corp.	47,200	Insurance - Property/Casualty	2,197,160	2.4
Walt Disney Co.	84,500	Leisure	2,153,905	2.4
ConocoPhillips Co.	28,000	Domestic Oil	2,136,120	2.3
A. Schulman, Inc.	98,700	Chemicals	2,121,063	2.3
Anadarko Petroleum Corp.	35,700	Domestic Oil	2,092,020	2.3
Darden Restaurants, Inc.	99,200	Restaurants	2,038,560	2.2
BorgWarner, Inc.	46,000	Parts and Distribution	2,013,420	2.2
MEMC Electronic Materials, Inc. (a)	200,000	Semiconductors	1,976,000	2.2
Furniture Brands International, Inc.	75,000	Housing	1,878,750	2.1
NRG Energy, Inc. (a)	75,000	Electric	1,860,000	2.0
Martin Marietta Materials, Inc.	41,600	Building Products	1,844,128	2.0
Tidewater, Inc.	61,300	Oil Services and Equipment	1,826,740	2.0
Texas Industries, Inc.	44,300	Building Products	1,823,831	2.0
Alaska Air Group, Inc. (a)	75,000	Air Transportation	1,790,250	2.0
Washington Mutual, Inc.	45,400	Banking	1,754,256	1.9
Merck & Co., Inc.	36,200	Pharmaceuticals	1,719,500	1.9
RPM International, Inc.	110,200	Building Products	1,675,040	1.8
Telefonos de Mexico SA de CV (ADR)	50,000	Telecommunications Utility	1,663,500	1.8
Allegheny Energy, Inc. (a)	100,000	Electric	1,541,000	1.7
King Pharmaceuticals, Inc. (a)	128,700	Pharmaceuticals	1,473,615	1.6
Adaptec, Inc. (a)	167,600	Parts and Component Distribution	1,417,896	1.6
Wisconsin Energy Corp.	42,000	Electric	1,369,620	1.5
Agrium, Inc. (b)	92,000	Chemicals	1,348,377	1.5
Humana, Inc. (a)	79,300	Healthcare Services	1,340,170	1.5

TOTAL COMMON STOCKS (Cost $70,612,025)			$83,185,724	91.1%

SHORT-TERM INVESTMENTS	Par Amount	Coupon	Maturity	Value	Percent of Net Assets
U.S. GOVERNMENT AND AGENCY SECURITIES
U.S. Treasury Bills	$6,000,000	N/A	07/22/04	$5,996,352	6.6%

TIME DEPOSITS (+)
Brown Brothers Harriman 0.76%	$3,849,946	N/A		$3,849,946	4.2%

TOTAL SHORT-TERM INVESTMENTS (Cost $9,844,142)				$9,846,298	10.8%

TOTAL INVESTMENTS (Cost $80,456,167)				$93,032,022	101.9%
Other assets and liabilities, net				(1,754,546)	(1.9)

TOTAL NET ASSETS				$91,277,476	100.0%

(a)	Non-income producing security.
(b)	Foreign-denominated security.
(+)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2004.
ADR -	American Depository Receipt

10  | Semiannual Report

Schedule of Investments	June 30, 2004 (Unaudited)

SELECT VALUE FUND [cont’d]

INDUSTRY CLASSIFICATION

The Select Value Fund’s investment concentration based on net assets, by industry, as of June 30, 2004, was as follows:

Chemicals	6.4%
Pharmaceuticals	6.0
Building Products	5.8
Communications Equipment	5.8
Electric	5.2
Parts and Distribution	5.0
Oil Services and Equipment	4.8
Domestic Oil	4.6
Banking	4.4
Aerospace	3.2
Medical Supplies	3.1
Electronic Commerce	2.9
Shipping and Trucking	2.9
Other Technology	2.7
Insurance - Life	2.6
Railroads	2.6
Paper and Forest Products	2.5
Engineering and Construction	2.4
Insurance - Property/Casualty	2.4
Leisure	2.4
Restaurants	2.2
Semiconductors	2.2
Housing	2.1
Air Transportation	2.0
Telecommunications Utility	1.8
Parts and Component Distribution	1.6
Healthcare Services	1.5

The accompanying Notes to Financial Statements are an integral part of this Schedule.

June 30, 2004 |  11

Schedule of Investments	June 30, 2004 (Unaudited)

VALUE PLUS FUND

COMMON STOCKS	Shares	Industry	Value	Percent of Net Assets
Imation Corp.	225,000	Computers and Peripherals	$9,587,250	2.6%
NICOR, Inc.	270,000	Natural Gas Distribution	9,171,900	2.5
Lubrizol Corp.	250,000	Chemicals	9,155,000	2.5
Wausau-Mosinee Paper Corp.	525,000	Paper and Forest Products	9,082,500	2.5
Biosite Diagnostics, Inc. (a)	200,000	Medical Supplies	8,984,000	2.5
Nu Skin Enterprises, Inc. (Class A)	350,000	Foods and Food Products	8,862,000	2.4
Sappi, Ltd. (ADR)	550,000	Paper and Forest Products	8,442,500	2.3
Agrium, Inc. (c)	575,000	Chemicals	8,427,356	2.3
InterDigital Communications Corp. (a)	425,000	Telecommunications Technology	7,994,250	2.2
Protective Life Corp.	200,000	Insurance - Life	7,734,000	2.1
Agilysys, Inc.	550,000	Parts and Component Distribution	7,584,500	2.1
PSS World Medical, Inc. (a)	675,000	Healthcare Services	7,560,000	2.1
UnumProvident Corp.	475,000	Insurance - Life	7,552,500	2.1
Parametric Technology Corp. (a)	1,500,000	Software	7,500,000	2.1
IKON Office Solutions, Inc.	650,000	Business Services	7,455,500	2.0
Tidewater, Inc.	250,000	Oil Services and Equipment	7,450,000	2.0
Covenant Transport, Inc. (a)	435,000	Shipping and Trucking	7,434,150	2.0
Borland Software Corp. (a)	850,000	Software	7,216,500	2.0
Worthington Industries, Inc.	350,000	Metals	7,185,500	2.0
Swift Transportation Co., Inc. (a)	400,000	Shipping and Trucking	7,180,000	2.0
Stride Rite Corp.	650,000	Retail	7,169,500	2.0
Alpharma, Inc. (Class A)	350,000	Pharmaceuticals	7,168,000	2.0
PEC Solutions, Inc. (a)	600,000	IT Services	7,158,000	2.0
Methode Electronics, Inc. (Class A)	550,000	Parts and Component Distribution	7,133,500	2.0
Bunge, Ltd.	175,000	Foods and Food Products	6,814,500	1.9
Perot Systems Corp. (Class A) (a)	500,000	IT Services	6,635,000	1.8
Convergys Corp. (a)	425,000	Business Services	6,545,000	1.8
Banknorth Group, Inc.	200,000	Banking	6,496,000	1.8
Noranda, Inc. (c)	375,000	Metals	6,449,134	1.8
Sensient Technologies Corp.	300,000	Chemicals	6,444,000	1.8
PXRE Corp.	250,000	Insurance - Property/Casualty	6,317,500	1.7
Standard Motor Products, Inc.	425,000	Parts and Distribution	6,260,250	1.7
Axcelis Technologies, Inc. (a)	500,000	Semiconductor Capital Equipment	6,220,000	1.7
Oakley, Inc.	475,000	Retail	6,146,500	1.7
American Italian Pasta Co.	200,000	Foods and Food Products	6,096,000	1.6
Shire Pharmaceuticals Group PLC (ADR) (a)	225,000	Pharmaceuticals	6,016,500	1.6
Apogee Enterprises, Inc.	575,000	Building Products	5,980,000	1.6
Orthovita, Inc. (a)	1,128,572	Biotechnology	5,800,860	1.6
Newport Corp. (a)	350,000	Semiconductor Capital Equipment	5,659,500	1.6
Andrx Corp. (a)	200,000	Pharmaceuticals	5,586,000	1.5
Standard Register Co.	450,000	Business Services	5,355,000	1.5
Harmony Gold Mining Co., Ltd. (ADR)	500,000	Metals	5,295,000	1.5
Government Properties Trust, Inc.	475,000	REITS	4,963,750	1.4
Genelabs Technologies, Inc. (a)	1,960,000	Biotechnology	4,527,600	1.2
Videsh Sanchar Nigam, Ltd. (ADR)	550,000	Telecommunications Utility	4,026,000	1.1
Perrigo Co.	200,000	Pharmaceuticals	3,794,000	1.0
StemCells, Inc. (a)(d)(e)(f)	2,302,632	Biotechnology	2,975,001	0.8
Volume Services America Holdings, Inc.	216,900	Foods and Food Products	2,934,657	0.8
Fieldstone Investment Corp. (d)(e)(f)	183,100	REITS	2,883,825	0.8
De Rigo S.p.A. (ADR)	437,500	Retail	2,712,500	0.7
Nam Tai Electronics, Inc.	125,000	Contract Manufacturing	2,690,000	0.7
Casual Male Retail Group, Inc. (a)	335,000	Retail	2,445,500	0.6
GTC Biotherapeutics, Inc. (a)	1,245,800	Biotechnology	1,955,906	0.5
Medical Properties Trust, Inc. (a)(d)(e)(f)	193,100	REITS	1,882,725	0.5
Xcyte Therapies, Inc. (a)(b)	395,800	Biotechnology	1,741,520	0.5
Introgen Therapeutics, Inc. (a)	350,000	Biotechnology	1,494,500	0.4

TOTAL COMMON STOCKS (Cost $303,616,438)			$341,332,634	93.5%

12  | Semiannual Report

Schedule of Investments	June 30, 2004 (Unaudited)

VALUE PLUS FUND [cont’d]

WARRANTS	Shares	Industry	Value	Percent of Net Assets
StemCells, Inc. (a)(d)(e)(f)	575,658	Biotechnology	$—	0.0%

TOTAL WARRANTS (Cost $0)			$—	0.0%

SHORT-TERM INVESTMENTS	Par Amount	Coupon	Maturity	Value	Percent of Net Assets
TIME DEPOSITS (+)
Brown Brothers Harriman 0.76%	$16,361,309	N/A		$16,361,309	4.5%

TOTAL SHORT-TERM INVESTMENTS (Cost $16,361,309)				$16,361,309	4.5%

TOTAL INVESTMENTS (Cost $319,977,747)				$357,693,943	98.0%
Other assets and liabilities, net				7,228,020	2.0

TOTAL NET ASSETS				$364,921,963	100.0%

(a)	Non-income producing security.
(b)	Affiliated company. See Note 7 in Notes to Financial Statements.
(c)	Foreign-denominated security.
(d)	Illiquid security, pursuant to the guidelines established by the Board of Directors. See Note 2(i) in Notes to Financial Statements.
(e)	Valued at fair value using methods determined by the Board of Directors. See Note 2(a) in Notes to Financial Statements.
(f)	Restricted security. See Note 2(j) in Notes to Financial Statements.
(+)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2004.
ADR -	American Depository Receipt.

INDUSTRY CLASSIFICATION

The Value Plus Fund’s investment concentration based on net assets, by industry, as of June 30, 2004, was as follows:

Foods and Food Products	6.7%
Chemicals	6.6
Pharmaceuticals	6.1
Business Services	5.3
Metals	5.3
Biotechnology	5.0
Retail	5.0
Paper and Forest Products	4.8
Insurance - Life	4.2
Parts and Component Distribution	4.1
Software	4.1
Shipping and Trucking	4.0
IT Services	3.8
Semiconductor Capital Equipment	3.3
REITS	2.7
Computers and Peripherals	2.6
Medical Supplies	2.5
Natural Gas Distribution	2.5
Telecommunications Technology	2.2
Healthcare Services	2.1
Oil Services and Equipment	2.0
Banking	1.8
Insurance - Property/Casualty	1.7
Parts and Distribution	1.7
Building Products	1.6
Telecommunications Utility	1.1
Contract Manufacturing	0.7

The accompanying Notes to Financial Statements are an integral part of this Schedule.

June 30, 2004 |  13

Schedule of Investments	June 30, 2004 (Unaudited)

VALUE FUND

COMMON STOCKS	Shares	Industry	Value	Percent of Net Assets
Great Lakes Chemical Corp.	2,400,000	Chemicals	$64,944,000	3.2%
InterDigital Communications Corp. (a)(b)	3,000,000	Telecommunications Technology	56,430,000	2.8
BearingPoint, Inc. (a)	5,790,000	Business Services	51,357,300	2.5
UTStarcom, Inc. (a)	1,400,000	Communications Equipment	42,350,000	2.1
Alpharma, Inc. (Class A) (b)	1,613,000	Pharmaceuticals	33,034,240	1.6
Nortel Networks Corp. (a)	6,250,000	Communications Equipment	31,187,500	1.5
Sonus Networks, Inc. (a)	6,276,500	Telecommunications Technology	30,001,670	1.5
Harvest Natural Resources, Inc. (a)(b)	1,861,000	Exploration and Production	27,747,510	1.4
Discovery Laboratories, Inc. (a)(b)	2,784,256	Biotechnology	26,701,015	1.3
Dynegy, Inc. (Class A) (a)	6,250,000	Natural Gas Pipelines	26,625,000	1.3
AmerUs Group Co.	600,000	Insurance - Life	24,840,000	1.2
Forest Oil Co. (a)	900,000	Exploration and Production	24,588,000	1.2
Sensient Technologies Corp.	1,000,000	Chemicals	21,480,000	1.0
Borland Software Corp. (a)	2,500,000	Software	21,225,000	1.0
Alliance Alantis Communications, Inc. (Class B) (a)(c)	1,000,000	Radio, TV and Cable	18,697,054	0.9
Service Corp. International (a)	2,500,000	Other Consumer Discretionary	18,425,000	0.9
Presidential Life Corp.	1,000,000	Insurance - Life	18,020,000	0.9
OrthoLogic Corp. (a)(b)	2,065,000	Biotechnology	17,903,550	0.9
Regis Corp.	400,000	Retail	17,836,000	0.9
Fieldstone Investment Corp. (d)(e)(f)	1,098,600	REITS	17,302,950	0.9
NABI Biopharmaceuticals (a)	1,185,466	Pharmaceuticals	16,857,327	0.8
Sabre Holdings Corp.	600,000	Other Technology	16,626,000	0.8
Gentiva Health Services, Inc. (a)	959,800	Healthcare Services	15,606,348	0.8
Willbros Group, Inc. (a)	1,000,000	Oil Services and Equipment	15,070,000	0.7
Alliance Semiconductor Corp. (a)(b)	2,500,000	Semiconductors	14,875,000	0.7
Analogic Corp.	348,300	Other Technology	14,778,369	0.7
Agrium, Inc. (c)	1,000,000	Chemicals	14,656,271	0.7
WatchGuard Technologies, Inc. (a)(b)	2,000,000	Electronic Commerce	14,440,000	0.7
SITEL Corp. (a)	3,350,600	Business Services	14,139,532	0.7
Andrx Corp. (a)	500,000	Pharmaceuticals	13,965,000	0.7
URS Corp. (a)	500,000	Engineering and Construction	13,700,000	0.7
Priceline.com, Inc. (a)	500,000	Retail	13,465,000	0.7
Multimedia Games, Inc. (a)	500,000	Leisure	13,410,000	0.7
Associated Banc-Corp.	450,000	Banking	13,333,500	0.7
FreeMarkets, Inc. (a)	2,000,000	Software	13,040,000	0.6
Vesta Insurance Group, Inc. (b)	2,000,000	Insurance - Property/Casualty	12,940,000	0.6
Tommy Hilfiger Corp. (a)	850,000	Retail	12,869,000	0.6
Isolagen, Inc. (a)	1,250,000	Biotechnology	12,850,000	0.6
Sterling Financial Corp. (a)	401,720	Banking	12,802,816	0.6
AMERCO (a)	530,935	Services	12,609,706	0.6
Beverly Enterprises, Inc. (a)	1,460,000	Healthcare Services	12,556,000	0.6
Genencor International, Inc. (a)	750,000	Biotechnology	12,277,500	0.6
Sangetsu Co., Ltd. (c)	479,000	International	12,258,914	0.6
MAPICS, Inc. (a)	1,126,900	Software	11,900,064	0.6
FuelCell Energy, Inc. (a)	1,000,000	Alternative Energy	11,680,000	0.6
Covansys Corp. (a)(b)	1,120,300	IT Services	11,572,699	0.6
IKON Office Solutions, Inc.	1,000,000	Business Services	11,470,000	0.6
Fukuda Denshi Co., Ltd. (c)	400,000	International	11,468,480	0.6
Global-Tech Appliances, Inc. (a)(b)	1,200,000	Retail	11,400,000	0.6
Kingsway Financial Services, Inc. (a)(c)	953,500	Insurance - Property/Casualty	11,344,212	0.6
Marten Transport, Ltd. (a)	600,000	Shipping and Trucking	11,190,000	0.5
Harmony Gold Mining Co., Ltd. (ADR)	1,000,000	Metals	10,590,000	0.5
Geo Group, Inc. (a)(b)	505,400	Services	10,310,160	0.5
Boston Communications Group, Inc. (a)(b)	1,000,000	Telecommunications Technology	10,250,000	0.5
PXRE Group, Ltd.	400,000	Insurance - Property/Casualty	10,108,000	0.5
Endocardial Solutions, Inc. (a)(b)	970,000	Medical Equipment	10,039,500	0.5
Fuji Pharmaceutical Co., Ltd. (c)	500,000	International	9,924,646	0.5
Genitope Corp. (a)(b)	1,000,000	Biotechnology	9,871,000	0.5
Corvis Corp. (a)	7,000,000	Telecommunications Technology	9,870,000	0.5
Computer Network Technology Corp. (a)(b)	1,600,000	Computers and Peripherals	9,584,000	0.5
Riken Vitamin Co., Ltd. (c)	500,000	International	9,557,067	0.5
FTI Consulting, Inc. (a)	568,300	Business Services	9,376,950	0.5
Assured Guaranty, Ltd. (a)	550,000	Other Financial Services	9,322,500	0.5
Department 56, Inc. (a)	600,000	Retail	9,240,000	0.5
High River Gold Mines, Ltd. (a)(b)(c)	7,501,400	Metals	9,166,566	0.4
China Yuchai International, Ltd.	500,000	Parts and Distribution	9,110,000	0.4

14  | Semiannual Report

Schedule of Investments	June 30, 2004 (Unaudited)

VALUE FUND [cont’d]

COMMON STOCKS	Shares	Industry	Value	Percent of Net Assets
Cross Country Healthcare, Inc. (a)	500,000	Business Services	$9,075,000	0.4%
Intervideo, Inc. (a)(b)	700,150	Software	9,059,941	0.4
Hain Celestial Group, Inc. (a)	500,000	Foods and Food Products	9,050,000	0.4
Capital Corp. of the West	228,690	Banking	8,882,320	0.4
Badger Meter, Inc. (b)	200,000	Electrical Equipment	8,850,000	0.4
Hampshire Group, Ltd. (a)(b)	300,000	Retail	8,697,000	0.4
K2, Inc. (a)	550,000	Leisure	8,635,000	0.4
Industrial & Financial Systems (Class B) (a)(b)(c)	6,000,000	Software	8,625,739	0.4
Kinross Gold Corp. (a)(c)	1,550,000	Metals	8,622,086	0.4
Hecla Mining Co. (a)	1,500,500	Metals	8,552,850	0.4
Adaptec, Inc. (a)	1,000,000	Parts and Component Distribution	8,460,000	0.4
Western Silver Corp. (a)(c)	1,250,400	Metals	8,417,866	0.4
PSS World Medical, Inc. (a)	750,000	Healthcare Services	8,400,000	0.4
Novell, Inc. (a)	1,000,000	Software	8,390,000	0.4
JAKKS Pacific, Inc. (a)	400,000	Retail	8,316,000	0.4
Cambior, Inc. (a)(c)	3,000,000	Metals	8,253,992	0.4
Access Pharmaceuticals, Inc. (a)(b)	1,253,400	Pharmaceuticals	8,209,770	0.4
Stifel Financial Corp. (a)	300,000	Specialty Finance	8,160,000	0.4
PetroKazakhstan, Inc. (Class A) (c)	300,000	Exploration and Production	8,148,287	0.4
Exponent, Inc. (a)	300,000	Business Services	8,061,000	0.4
John B. Sanfilippo & Son, Inc. (a)(b)	300,000	Foods and Food Products	8,016,000	0.4
PAREXEL International Corp. (a)	400,000	Healthcare Services	7,920,000	0.4
Rite Aid Corp. (a)	1,500,000	Retail	7,830,000	0.4
Kendle International, Inc. (a)(b)	1,000,000	Healthcare Services	7,750,000	0.4
Powerwave Technologies, Inc. (a)	1,000,000	Communications Equipment	7,700,000	0.4
Aphton Corp. (a)(b)	1,922,415	Biotechnology	7,689,660	0.4
MAF Bancorp, Inc.	177,750	Banking	7,586,370	0.4
Building Materials Holding Corp.	400,000	Building Products	7,572,000	0.4
Oil-Dri Corp. of America (b)	450,000	Chemicals	7,515,000	0.4
Barrett Business Services, Inc. (a)(b)	500,000	Business Services	7,450,000	0.4
Anacomp, Inc. (Class A) (a)(b)(d)	350,000	Business Services	7,367,500	0.4
Shiloh Industries, Inc. (a)	500,000	Metals	7,330,000	0.4
Silicon Graphics, Inc. (a)	3,250,000	Computers and Peripherals	7,150,000	0.3
Scottish Re Group, Ltd.	302,000	Insurance - Life	7,021,500	0.3
PLATO Learning, Inc. (a)	700,000	Education	6,937,000	0.3
RealNetworks, Inc. (a)	1,000,000	Software	6,840,000	0.3
Duckwall-ALCO Stores, Inc. (a)(b)(d)	400,000	Retail	6,715,600	0.3
Home Federal Bancorp. (a)(b)	268,250	Banking	6,706,250	0.3
Midwest Express Holdings, Inc. (a)(b)	1,600,000	Air Transportation	6,672,000	0.3
Teikoku Hormone Manufacturing Co., Ltd. (c)	700,000	International	6,432,641	0.3
AmericanWest Bancorp	332,105	Banking	6,359,812	0.3
Lantronix, Inc. (a)(b)	5,000,000	Computers and Peripherals	6,350,000	0.3
Saucony, Inc. (Class B)	300,000	Retail	6,315,000	0.3
Henry Schein, Inc. (a)	100,000	Medical Supplies	6,314,000	0.3
Sunterra Corp. (a)	500,000	Leisure	6,300,000	0.3
Enesco Group, Inc. (a)	700,000	Retail	6,272,000	0.3
STAAR Surgical Co. (a)	800,000	Medical Supplies	6,240,000	0.3
Chronimed, Inc. (a)(b)	750,000	Medical Supplies	6,112,500	0.3
Lifecore Biomedical, Inc. (a)(b)	1,000,000	Medical Supplies	6,100,000	0.3
Horipro, Inc. (c)	720,000	International	6,067,267	0.3
Buca, Inc. (a)(b)	1,137,570	Restaurants	6,063,248	0.3
Galyan’s Trading Co. (a)(b)	362,600	Retail	6,048,168	0.3
CNS, Inc. (a)	600,000	Other Consumer Staples	6,018,600	0.3
Superior Consulting Holdings Corp. (a)(b)	1,000,000	Health Information Technology	6,000,000	0.3
On Assignment, Inc. (a)	1,000,000	Business Services	5,900,000	0.3
CHC Helicopter Corp. (Class A) (c)	200,000	Oil Services and Equipment	5,862,508	0.3
Ashworth, Inc. (a)(b)	700,000	Retail	5,817,000	0.3
Captaris, Inc. (a)	895,200	Software	5,782,992	0.3
NATCO Group, Inc. (Class A) (a)	750,000	Oil Services and Equipment	5,782,500	0.3
Novamerican Steel, Inc. (a)	226,000	Metals	5,724,580	0.3
Ionics, Inc. (a)	200,000	Engineering and Construction	5,650,000	0.3
Nissui Pharmaceutical Co., Ltd. (c)(d)	938,000	International	5,645,930	0.3
Plains Exploration & Production Co. (a)	300,000	Exploration and Production	5,505,000	0.3
Dollar Thrifty Automotive Group, Inc. (a)	200,000	Leisure	5,488,000	0.3
Independent Bank Corp.	189,500	Banking	5,486,025	0.3
Aastra Technologies, Ltd. (a)(c)	400,000	Telecommunications Technology	5,454,682	0.3

June 30, 2004 |  15

Schedule of Investments	June 30, 2004 (Unaudited)

VALUE FUND [cont’d]

COMMON STOCKS	Shares	Industry	Value	Percent of Net Assets
Allied Defense Group, Inc. (a)(b)	300,000	Aerospace	$5,391,000	0.3%
Deb Shops, Inc.	221,000	Retail	5,317,260	0.3
Meadowbrook Insurance Group, Inc. (a)	1,000,000	Insurance - Property/Casualty	5,300,000	0.3
Summit Bank Corp. (b)	300,000	Banking	5,160,000	0.3
Yushiro Chemical Industry Co., Ltd. (c)	352,000	International	5,126,999	0.3
Discovery Partners International, Inc. (a)	1,000,000	Biotechnology	5,100,000	0.2
Fuel-Tech N.V. (a)(b)	1,000,000	Chemicals	5,100,000	0.2
Knight Trading Group, Inc. (a)	500,000	Specialty Finance	5,010,000	0.2
NVE Corp. (a)	125,000	Parts and Component Distribution	4,993,750	0.2
RCM Technologies, Inc. (a)(b)	780,100	IT Services	4,952,855	0.2
Copper Mountain Networks, Inc. (a)(b)	400,000	Communications Equipment	4,856,000	0.2
Mesa Air Group, Inc. (a)	600,000	Air Transportation	4,854,000	0.2
Commonwealth Industries, Inc.	465,200	Metals	4,810,168	0.2
Comfort Systems USA, Inc. (a)	750,000	Business Services	4,792,500	0.2
MEDTOX Scientific, Inc. (a)(b)	470,000	Other Healthcare	4,765,800	0.2
Medical Properties Trust, Inc. (d)(e)(f)	482,800	REITS	4,707,300	0.2
Medwave, Inc. (a)(b)	900,000	Medical Equipment	4,698,000	0.2
Maezawa Kasei Industries Co., Ltd. (c)	294,100	International	4,651,223	0.2
Northwest Pipe Co. (a)	263,501	Metals	4,650,793	0.2
First State Bancorp.	150,000	Banking	4,608,000	0.2
Pure Cycle Corp. (a)	500,000	Other Utilities	4,575,000	0.2
Advanced Marketing Services, Inc.	350,000	Publishing	4,518,500	0.2
Third Wave Technologies (a)	1,000,000	Biotechnology	4,490,000	0.2
Nature’s Sunshine Products, Inc.	315,000	Foods and Food Products	4,485,600	0.2
AirNet Systems, Inc. (a)(b)	1,000,000	Air Transportation	4,480,000	0.2
Met-Pro Corp.	300,000	Waste Management	4,470,000	0.2
Quovadx, Inc. (a)(b)	3,677,400	Health Information Technology	4,412,880	0.2
TeleTech Holdings, Inc.	500,000	Business Services	4,385,000	0.2
Paramount Resources, Ltd. (c)	400,100	Exploration and Production	4,319,244	0.2
Analysts International Corp. (a)(b)	1,400,000	IT Services	4,312,000	0.2
National Home Health Care Corp. (a)(b)	441,000	Healthcare Services	4,277,700	0.2
PRAECIS Pharmaceuticals, Inc. (a)	1,100,000	Pharmaceuticals	4,180,000	0.2
Trover Solutions, Inc. (a)(b)	603,000	Healthcare Services	4,166,730	0.2
PRG-Schultz International, Inc. (a)	750,000	Services	4,102,500	0.2
MAIR Holdings, Inc. (a)	500,000	Air Transportation	4,080,000	0.2
Hanover Foods Corp. (Class A) (a)(d)	49,500	Foods and Food Products	4,059,000	0.2
Shaw Group, Inc. (a)	400,000	Engineering and Construction	4,052,000	0.2
OSI Systems, Inc. (a)	200,000	Defense	3,986,000	0.2
CEVA, Inc. (a)	500,000	Software	3,955,000	0.2
Culp, Inc. (a)	500,000	Other Materials and Processes	3,890,000	0.2
Senesco Technologies, Inc. (a)(b)	1,225,000	Biotechnology	3,858,750	0.2
Lionbridge Technologies, Inc. (a)	500,000	IT Services	3,825,000	0.2
IPC Holdings, Ltd.	100,000	Insurance - Property/Casualty	3,693,000	0.2
Intevac, Inc. (a)	400,000	Semiconductor Capital Equipment	3,548,000	0.2
MatrixOne, Inc. (a)	512,100	Software	3,538,611	0.2
Kennedy-Wilson, Inc. (a)(b)	500,000	Specialty Finance	3,495,000	0.2
Air Methods Corp. (a)	400,000	Air Transportation	3,464,000	0.2
Landec Corp. (a)	500,000	Chemicals	3,415,000	0.2
Material Sciences Corp.	320,000	Metals	3,408,000	0.2
AP Pharma, Inc. (a)	1,000,000	Biotechnology	3,350,000	0.2
Calgon Carbon Corp.	500,000	Chemicals	3,350,000	0.2
Datalink Corp. (a)(b)	1,000,000	Communications Equipment	3,320,000	0.2
Capital Environmental Resource, Inc. (a)(d)(e)(f)	750,000	Waste Management	3,251,250	0.2
Osteotech, Inc. (a)	500,000	Medical Supplies	3,245,000	0.2
Volt Information Sciences, Inc. (a)	100,000	Business Services	3,151,000	0.2
Capital Lease Funding, Inc. (a)	300,000	REITS	3,120,000	0.2
Miller Industries, Inc. (a)	300,000	Other Autos and Transportation	2,958,000	0.1
Compex Technologies, Inc. (a)	480,000	Medical Equipment	2,952,000	0.1
Patrick Industries, Inc. (b)(d)	293,525	Housing	2,935,250	0.1
Smith & Wollensky Restaurant Group, Inc. (a)(b)	469,000	Restaurants	2,921,870	0.1
Harris Interactive, Inc. (a)	423,600	IT Services	2,846,592	0.1
Braun Consulting, Inc. (a)(b)	1,566,317	Business Services	2,819,371	0.1
Zindart, Ltd. (ADR) (a)(b)	563,000	Other Consumer Discretionary	2,798,110	0.1
Famous Dave’s of America, Inc. (a)	360,900	Restaurants	2,771,712	0.1
SRI/Surgical Express, Inc. (a)(b)(d)	425,000	Healthcare Services	2,762,500	0.1

16  | Semiannual Report

Schedule of Investments	June 30, 2004 (Unaudited)

VALUE FUND [cont’d]

COMMON STOCKS	Shares	Industry	Value	Percent of Net Assets
Integrated Alarm Services Group, Inc. (a)	500,000	Specialty Finance	$2,700,000	0.1%
Checkpoint Systems, Inc. (a)	150,000	Other Technology	2,689,500	0.1
Metrocall Holdings, Inc. (a)	38,180	Telecommunications Technology	2,558,060	0.1
Zomax, Inc. (a)	671,500	IT Services	2,531,555	0.1
Oppenheimer Holdings, Inc. (Class A) (c)	90,000	Specialty Finance	2,503,186	0.1
Asia Pacific Wire & Cable Corp., Ltd. (a)(b)(d)	1,137,300	Electrical Equipment	2,502,060	0.1
Axcelis Technologies, Inc. (a)	200,000	Semiconductor Capital Equipment	2,488,000	0.1
Champps Entertainment, Inc. (a)	300,000	Restaurants	2,478,000	0.1
Sholodge, Inc. (a)(b)(d)	450,000	Leisure	2,475,000	0.1
Innovex, Inc. (a)	500,000	Contract Manufacturing	2,285,000	0.1
Outlook Group Corp. (b)(d)	380,400	Printing	2,263,380	0.1
O.I. Corp. (a)(b)	245,900	Other Producer Durables	2,213,100	0.1
Water Pik Technologies, Inc. (a)	133,400	Retail	2,209,104	0.1
Almost Family, Inc. (a)(b)	250,000	Healthcare Services	2,112,500	0.1
STAAR Surgical Co. (a)(d)(e)(f)	300,000	Medical Supplies	2,106,000	0.1
Kondotec, Inc. (c)(d)	361,000	International	2,043,521	0.1
Parlex Corp. (a)(d)	300,899	Contract Manufacturing	1,955,843	0.1
@Road, Inc. (a)	250,000	Software	1,912,500	0.1
Phoenix Co., Inc.	150,000	Insurance - Life	1,837,500	0.1
American Physicians Service Group, Inc. (a)(b)	185,649	Specialty Finance	1,771,091	0.1
Poore Brothers, Inc. (a)	702,000	Foods and Food Products	1,762,020	0.1
HearUSA, Inc. (a)	1,000,000	Other Healthcare	1,750,000	0.1
Marcus Corp.	100,000	Leisure	1,725,000	0.1
Macarthur Coal, Ltd. (c)	1,200,000	Other Energy	1,685,506	0.1
Guaranty Financial Corp.	10,388	Banking	1,568,588	0.1
MFRI, Inc. (a)(b)(d)	470,000	Other Producer Durables	1,546,300	0.1
Stratagene Corp. (a)	184,740	Biotechnology	1,522,257	0.1
Financial Industries Corp.	154,031	Insurance - Life	1,429,408	0.1
VocalTec Communications, Ltd. (a)(b)	702,000	Communications Equipment	1,425,060	0.1
ShopKo Stores, Inc. (a)	100,000	Retail	1,414,000	0.1
Merchants and Manufacturers Bancorp, Inc. (d)	41,695	Banking	1,386,359	0.1
RehabCare Group, Inc. (a)	50,000	Healthcare Services	1,331,500	0.1
MOCON, Inc.	156,175	Other Technology	1,327,487	0.1
SPAR Group, Inc. (a)(b)	1,300,000	Business Services	1,300,000	0.1
Digitas, Inc. (a)	100,000	Business Services	1,103,000	0.1
Monterey Pasta Co. (a)	264,351	Foods and Food Products	962,238	0.0
Creo, Inc. (a)(c)	100,000	Computers and Peripherals	877,127	0.0
Endeavor International Corp. (a)(d)(e)(f)	500,000	Exploration and Production	860,000	0.0
First Community Bancorp.	22,000	Banking	845,680	0.0
PolyOne Corp.	100,000	Chemicals	744,000	0.0
Casual Male Retail Group, Inc. (a)	100,000	Retail	730,000	0.0
Warderly International Holdings, Ltd. (c)	5,000,000	International	557,749	0.0
Modem Media, Inc. (a)	100,000	Services	526,000	0.0
HMN Financial, Inc.	16,400	Banking	414,100	0.0
Bombay Co., Inc. (a)	60,000	Retail	367,800	0.0
Middleton Doll Co.	95,000	REITS	131,100	0.0

TOTAL COMMON STOCKS (Cost $1,351,829,995)			$1,959,664,097	95.6%

June 30, 2004 |  17

Schedule of Investments	June 30, 2004 (Unaudited)

VALUE FUND [cont’d]

WARRANTS	Shares	Industry	Value	Percent of Net Assets
Capital Environmental Resource, Inc. (d)(e)(f)	75,000	Waste Management	$70,125	0.0%
Senesco Technologies, Inc. (b)(d)(e)	50,000	Biotechnology	—	0.0
VocalTec Communications, Ltd. (b)(d)(e)	222,500	Communications Equipment	—	0.0

TOTAL WARRANTS (Cost $0)			$70,125	0.0%

CONVERTIBLE BONDS	Shares	Coupon	Maturity	Value	Percent of Net Assets
Aphton Corp. (b)(d)(e)	5,000,000	6.00	04/01/08	$8,000,000	0.4%
Parlex Corp. (d)(e)	1,500,000	7.00	07/28/07	1,218,750	0.1

TOTAL CONVERTIBLE BONDS (Cost $5,618,186)				$9,218,750	0.5%

SHORT-TERM INVESTMENTS	Par Amount	Coupon	Maturity	Value	Percent of Net Assets
U.S. GOVERNMENT AND AGENCY SECURITIES
U.S. Treasury Bills	$50,000,000	N/A	07/22/04	$49,969,598	2.4%

TIME DEPOSITS (+)
Brown Brothers Harriman 0.76%	$24,751,103	N/A		$24,751,103	1.2%

TOTAL SHORT-TERM INVESTMENTS (Cost $74,702,735)				$74,720,701	3.6%

TOTAL INVESTMENTS (Cost $1,432,150,916)				$2,043,673,673	99.7%
Other assets and liabilities, net				5,974,336	0.3

TOTAL NET ASSETS				$2,049,648,009	100.0%

(a)	Non-income producing security.
(b)	Affiliated company. See Note 7 in Notes to Financial Statements.
(c)	Foreign-denominated security.
(d)	Illiquid security, pursuant to the guidelines established by the Board of Directors. See Note 2(i) in Notes to Financial Statements.
(e)	Valued at fair value using methods determined by the Board of Directors. See Note 2(a) in Notes to Financial Statements.
(f)	Restricted security. See Note 2(j) in Notes to Financial Statements.
(+)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2004.
ADR -	American Depository Receipt.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

18  | Semiannual Report

Schedule of Investments	June 30, 2004 (Unaudited)

VALUE FUND [cont’d]

INDUSTRY CLASSIFICATION

The Value Fund’s investment concentration based on net assets, by industry, as of June 30, 2004, was as follows:
Business Services	7.1%
Retail	6.5
Chemicals	5.9
Telecommunications Technology	5.7
Biotechnology	5.2
Software	4.5
Communications Equipment	4.5
Metals	3.8
Pharmaceuticals	3.7
Banking	3.7
International	3.7
Exploration and Production	3.5
Healthcare Service	3.3
Insurance - Life	2.6
Insurance - Property/Casualty	2.2
Leisure	1.9
Other Technology	1.7
Medical Supplies	1.5
IT Services	1.4
Oil Services and Equipment	1.3
Foods and Food Products	1.3
Services	1.3
Natural Gas Pipeline	1.3
REITS	1.3
Engineering and Construction	1.2
Computers and Peripherals	1.1
Specialty Finance	1.1
Air Transportation	1.1
Other Consumer Discretionary	1.0
Radio, TV and Cable	0.9
Medical Equipment	0.8
Semiconductors	0.7
Electronic Commerce	0.7
Restaurants	0.6
Alternative Energy	0.6
Parts and Component Distribution	0.6
Shipping and Trucking	0.5
Health Information Technology	0.5
Electronic Equipment	0.5
Other Financial Services	0.5
Parts and Distribution	0.4
Building Products	0.4
Waste Management	0.4
Aerospace	0.3
Education	0.3
Other Consumer Staples	0.3
Other Healthcare	0.3
Semiconductor Capital Equipment	0.3
Defense	0.2
Contract Manufacturing	0.2
Other Producer Durables	0.2
Other Materials and Processes	0.2
Other Utilities	0.2
Publishing	0.2
Printing	0.1
Housing	0.1
Other Autos and Transportation	0.1
Other Energy	0.1

The accompanying Notes to Financial Statements are an integral part of this Schedule.

June 30, 2004 |  19

Statements of Assets and Liabilities	June 30, 2004 (Unaudited)

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Cost of investments(1)	$80,456,167	$319,977,747	$1,432,150,916

Investments in securities, at value	$93,032,022	$355,952,423	$1,512,317,750
Investments in affiliates	—	1,741,520	531,355,923
Receivable for securities sold	1,776,630	9,616,129	7,093,420
Accrued dividends and interest	85,534	240,456	1,751,447
Prepaid expenses	5,807	24,862	178,979

Total Assets	94,899,993	367,575,390	2,052,697,519

LIABILITIES:
Payable for securities purchased	3,587,354	2,594,277	2,569,553
Distributions payable	—	15,349	—
Accrued expenses	35,163	43,801	479,957

Total Liabilities	3,622,517	2,653,427	3,049,510

TOTAL NET ASSETS	$91,277,476	$364,921,963	$2,049,648,009

NET ASSETS CONSIST OF:
Paid in capital	$77,954,984	$313,743,637	$1,211,665,497
Accumulated undistributed (distribution in excess of) net investment income (loss)	(12,758)	(69,788)	(4,179,864)
Accumulated undistributed net realized gains (losses) on investments	761,585	13,531,217	230,839,378
Net unrealized appreciation (depreciation) on investments	12,573,665	37,716,897	611,322,998

TOTAL NET ASSETS	$91,277,476	$364,921,963	$2,049,648,009

Shares outstanding, $.001 par value (100,000,000; 100,000,000 and 150,000,000 shares authorized, respectively)	4,300,797	14,393,029	38,470,622

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$21.22	$25.35	$53.28

(1)	Includes cost of investments in affiliates of $3,083,705 and $359,561,364 for the Value Plus and Value Funds, respectively.

The accompanying Notes to Financial Statements are an integral part of these Statements.

20  | Semiannual Report

Statements of Operations	For the Six-Month Period Ended June 30, 2004 (Unaudited)

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends	$546,018	$2,603,355	$8,497,952
Interest	44,576	48,873	663,260
Foreign tax withholding	(878)	(9,738)	(106,210)

Total investment income	589,716	2,642,490	9,055,002

EXPENSES:
Management fees	321,769	1,123,267	8,222,720
Distribution fees	107,256	401,166	2,416,824
Transfer agent fees	61,178	200,940	1,386,087
Fund accounting fees	15,223	51,631	367,874
Custodian fees	3,963	15,495	92,764
Printing and communication fees	5,144	12,720	78,169
Postage fees	11,337	25,907	165,615
Legal fees	2,489	9,335	77,749
Registration fees	17,270	14,338	48,949
Directors’ fees	990	6,011	43,788
Audit fees	9,385	12,639	12,449
Insurance fees	5,640	18,128	153,412
Other operating expenses	1,069	3,677	26,398

Total expenses	562,713	1,895,254	13,092,798

NET INVESTMENT INCOME (LOSS)	27,003	747,236	(4,037,796)

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on:
Long positions	2,628,677	22,411,059	165,536,760
Futures contracts	—	(946,513)	1,992,728
Written covered call options	—	—	2,050,174
Net increase (decrease) in unrealized appreciation on:
Long positions	1,277,365	(5,101,247)	(82,033,818)
Written covered call options	—	—	122,051

TOTAL REALIZED & UNREALIZED GAINS ON INVESTMENTS	3,906,042	16,363,299	87,667,895

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,933,045	$17,110,535	$83,630,099

The accompanying Notes to Financial Statements are an integral part of these Statements.

June 30, 2004 |  21

Statements of Changes in Net Assets

	SELECT VALUE FUND		VALUE PLUS FUND
	Six-Month Period Ended June 30, 2004 (Unaudited)	Year Ended Dec. 31, 2003	Six-Month Period Ended June 30, 2004 (Unaudited)	Year Ended Dec. 31, 2003
FROM INVESTMENT OPERATIONS:
Net investment income	$27,003	$34,867	$747,236	$344,662
Net realized gains on investments	2,628,677	1,091,614	21,464,546	8,158,743
Net increase (decrease) in unrealized appreciation (depreciation) on investments	1,277,365	16,969,157	(5,101,247)	41,908,321

Net increase in net assets resulting from operations	3,933,045	18,095,638	17,110,535	50,411,726

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(46,943)	(768,820)	(346,904)

Total distributions to shareholders	—	(46,943)	(768,820)	(346,904)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	30,921,663	32,147,077	261,926,750	182,399,882
Distributions reinvested	—	44,349	943,580	237,908
Cost of shares redeemed	(19,255,722)	(30,829,159)	(133,272,340)	(71,377,089)

Net increase in net assets derived from capital transactions	11,665,941	1,362,267	129,597,990	111,260,701

TOTAL INCREASE IN NET ASSETS	15,598,986	19,410,962	145,939,705	161,325,523

NET ASSETS AT THE BEGINNING OF THE PERIOD	75,678,490	56,267,528	218,982,258	57,656,735

NET ASSETS AT THE END OF THE PERIOD	$91,277,476	$75,678,490	$364,921,963	$218,982,258

DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME	$(12,758)	$(39,761)	$(69,788)	$(48,204)

	VALUE FUND
	Six-Month Period Ended June 30, 2004 (Unaudited)	Year Ended Dec. 31, 2003
FROM INVESTMENT OPERATIONS:
Net investment loss	$(4,037,796)	$(8,614,420)
Net realized gains on investments	169,579,662	199,798,667
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(81,911,767)	556,381,235

Net increase in net assets resulting from operations	83,630,099	747,565,482

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments	—	(97,130,499)

Total distributions to shareholders	—	(97,130,499)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	262,540,334	1,013,880,517
Distributions reinvested	—	92,465,384
Cost of shares redeemed	(481,786,153)	(495,270,716)

Net increase (decrease) in net assets derived from capital transactions	(219,245,819)	611,075,185

TOTAL INCREASE (DECREASE) IN NET ASSETS	(135,615,720)	1,261,510,168

NET ASSETS AT THE BEGINNING OF THE PERIOD	2,185,263,729	923,753,561

NET ASSETS AT THE END OF THE PERIOD	$2,049,648,009	$2,185,263,729

ACCUMULATED UNDISTRIBUTED NET INVESTMENT LOSS	$(4,179,864)	$(142,068)

The accompanying Notes to Financial Statements are an integral part of these Statements.

22  | Semiannual Report

Financial Highlights

SELECT VALUE FUND
	For the Six-Month Period Ended June 30, 2004 (Unaudited)		For the Year Ended December 31,
			2003	2002	2001		2000		1999
PER SHARE DATA
Net asset value, beginning of period	$20.16		$14.87	$17.30	$15.03		$11.73		$11.94
Income (loss) from investment operations:
Net investment income	0.01		0.01	0.03	0.08		0.17		0.17
Net realized and unrealized gains (losses) on investments	1.05		5.29	(2.43)	2.37		3.41		0.04

Total income (loss) from investment operations	1.06		5.30	(2.40)	2.45		3.58		0.21
Less distributions from:
Net investment income	—		(0.01)	(0.03)	(0.02)		(0.14)		(0.17)
Net realized gains on investments	—		—	—	(0.16)		(0.14)		(0.25)

Total distributions	—		(0.01)	(0.03)	(0.18)		(0.28)		(0.42)

Net asset value, end of period	$21.22		$20.16	$14.87	$17.30		$15.03		$11.73

TOTAL RETURN	5.26	%(1)	35.66%	(13.85)%	16.43%		30.63%		1.95%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$91,277		$75,678	$56,268	$29,462		$10,947		$7,118
Percentage of operating expenses before interest expense to average net assets	1.31	%(2)	1.47%	1.46%	1.48	%(3)	1.22	%(3)	0.72	%(3)
Percentage of interest expense to average net assets	—		—	—	—		0.00%		0.02%
Percentage of net investment income to average net assets	0.06	%(2)	0.06%	0.21%	0.78%		1.42%		1.38%
Portfolio turnover rate	31	%(1)	47%	39%	108%		120%		160%

(1)	Not annualized.
(2)	Annualized.
(3)	If there had been no expense reimbursement or management fee waiver by the Advisor, the percentage of net expenses to average net assets for the years ended December 31, 2001, 2000, and 1999 would have been 1.93%, 2.45% and 2.58%, respectively.

The accompanying Notes to Financial Statements are an integral part of these Statements.

June 30, 2004 |  23

Financial Highlights

VALUE PLUS FUND
	For the Six-Month Period Ended June 30, 2004 (Unaudited)		For the Year Ended December 31,
			2003	2002	2001	2000	1999
PER SHARE DATA
Net asset value, beginning of period	$23.57		$15.39	$16.12	$12.11	$13.57	$13.80
Income (loss) from investment operations:
Net investment income	0.06		0.06	0.12	0.18	0.25	0.46
Net realized and unrealized gains (losses) on investments	1.78		8.17	(0.73)	4.01	(1.42)	(0.25)

Total income (loss) from investment operations	1.84		8.23	(0.61)	4.19	(1.17)	0.21
Less distributions from:
Net investment income	(0.06)		(0.05)	(0.12)	(0.18)	(0.29)	(0.44)

Total distributions	(0.06)		(0.05)	(0.12)	(0.18)	(0.29)	(0.44)

Net asset value, end of period	$25.35		$23.57	$15.39	$16.12	$12.11	$13.57

TOTAL RETURN	7.79	%(1)	53.56%	(3.79)%	34.76%	(8.83)%	1.67%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$364,922		$218,982	$57,657	$60,057	$44,352	$87,065
Percentage of operating expenses before interest expense to average net assets	1.18	%(2)	1.34%	1.44%	1.48%	1.36%	1.28%
Percentage of interest expense to average net assets	—		—	—	—	0.21%	0.11%
Percentage of net investment income to average net assets	0.46	%(2)	0.32%	0.75%	1.27%	1.71%	3.05%
Portfolio turnover rate	30	%(1)	68%	65%	80%	121%	82%

(1)	Not annualized.
(2)	Annualized.

The accompanying Notes to Financial Statements are an integral part of these Statements.

24  | Semiannual Report

Financial Highlights

VALUE FUND

	For the Six-Month Period Ended June 30, 2004 (Unaudited)		For the Year Ended December 31,
			2003	2002	2001	2000	1999
PER SHARE DATA
Net asset value, beginning of period	$51.14		$31.46	$37.25	$32.98	$36.50	$29.29
Income (loss) from investment operations:
Net investment loss	(0.11)		(0.20)	(0.17)	(0.10)	(0.18)	(0.21	)(1)
Net realized and unrealized gains (losses) on investments	2.25		22.24	(4.09)	9.57	0.69	7.52

Total income (loss) from investment operations	2.14		22.04	(4.26)	9.47	0.51	7.31
Less distributions from:
Net realized gains on investments	—		(2.36)	(1.53)	(5.20)	(4.03)	(0.10)

Total distributions	—		(2.36)	(1.53)	(5.20)	(4.03)	(0.10)

Net asset value, end of period	$53.28		$51.14	$31.46	$37.25	$32.98	$36.50

TOTAL RETURN	4.18	%(2)	70.16%	(11.49)%	29.45%	2.03%	25.01%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$2,049,648		$2,185,264	$923,754	$1,093,215	$895,531	$1,195,067
Percentage of operating expenses before interest expense to average net assets	1.19	%(3)	1.28%	1.29%	1.29%	1.22%	1.21%
Percentage of interest expense to average net assets	—		—	—	—	0.06%	0.13%
Percentage of net investment loss to average net assets	(0.37	)%(3)	(0.63)%	(0.48)%	(0.29)%	(0.46)%	(0.70)%
Portfolio turnover rate	20	%(2)	48%	49%	56%	48%	23%

(1)	Net investment loss per share is calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

The accompanying Notes to Financial Statements are an integral part of these Statements.

June 30, 2004 |  25

NOTES TO FINANCIAL STATEMENTS

June 30, 2004 (Unaudited)

(1)	Organization

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940. The Select Value Fund, Value Plus Fund and Value Fund (the “Funds”), each of which is a diversified fund, were issued by the Corporation at June 30, 2004.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with their vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Debt securities are stated at fair value as furnished by an independent pricing service based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair price. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Funds’ Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments. At June 30, 2004, 2.1% and 1.8% of the Value Plus and Value Funds’ net assets, respectively, were valued at their fair value using methods determined by the Board of Directors.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is recorded.

Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Select Value and Value Funds are declared and paid at least annually. Dividends from the Value Plus Fund are declared and paid quarterly. Dividends are recorded on the ex-dividend date. Net realized gains on investments, if any, are distributed at least annually. During 2003, the Value Fund utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Accordingly, at December 31, 2003, the Value Fund recorded a reclassification to decrease undistributed net realized gains on investments and increase paid in capital by $21,891,067.

(d)	The Funds record security and shareholder transactions on trade date. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

(e)	The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds in proportion to their respective net assets, number of open shareholder accounts, number of funds or some combination thereof, as applicable.

(f)	Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss which could render a Fund’s hedging strategy unsuccessful. There were no open futures contracts at June 30, 2004.

(g)	The Funds may each engage in “short sales against the box.” These transactions involve selling a security that a Fund owns for delivery at a specified date in the future. Similarly, each of these Funds may also engage in short sales of securities of an issuer (“acquiror”) that has publicly announced a proposed or pending transaction in which a portfolio security of the Fund will be converted into securities of the acquiror.

For financial statement purposes, an amount equal to a short sale’s settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold short, at value, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position.

(h)	Each Fund may write covered call options and purchase put options that are traded on recognized U.S. exchanges and enter into closing transactions with respect to such options. The Funds may also purchase put and call options. The Funds may enter into options transactions for hedging purposes, and will not use these instruments for speculation. The Value Fund had the following transactions in written covered call options during the six-month period ended June 30, 2004:

	NUMBER OF CONTRACTS	PREMIUMS
Balance at January 1, 2004	17,090	$1,245,149
Options written	9,000	805,025
Options expired	(9,000)	(805,025)
Options closed	(17,090)	(1,245,149)

Balance at June 30, 2004	—	$—

26  | Semiannual Report

(i)	At June 30, 2004, 2.1% and 4.0% of the Value Plus and Value Funds’ net assets, respectively, were illiquid as defined pursuant to guidelines established by the Board of Directors of the Corporation.

(j)	A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Directors. Not all restricted securities are considered to be illiquid. At June 30, 2004, the Value Plus and Value Funds held restricted securities representing 2.1% and 1.4% of net assets, respectively. The restricted securities held as of June 30, 2004 are identified below:

SECURITY	ACQUISITION DATE	ACQUISITION COST	SHARES	FAIR VALUE
Value Plus Fund
Fieldstone Investment Corp. (144A)	11/10/03	$2,746,500	183,100	$2,883,825
Medical Properties Trust, Inc. (144A)	3/31/04	1,931,000	193,100	1,882,725
StemCells, Inc.	6/16/04	3,500,000	2,302,632	2,975,001
StemCells, Inc. (Warrant)	6/16/04	—	575,658	—

Value Fund
Capital Environmental Resource, Inc.	4/23/04	3,000,000	750,000	3,251,250
Capital Environmental Resource, Inc. (Warrant)	4/23/04	—	75,000	70,125
Endeavor International Corp.	2/20/04	1,000,000	500,000	860,000
Fieldstone Investment Corp. (144A)	11/10/03	16,479,000	1,098,600	17,302,950
Medical Properties Trust, Inc. (144A)	3/31/04	4,828,000	482,800	4,707,300
STAAR Surgical Co.	6/4/04	1,875,000	300,000	2,106,000

(k)	The Funds invest in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Funds may utilize forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, the Funds are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values.

(l)	The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)	Investment Management Fees and Transactions with Related Parties

The Corporation has a management agreement with Heartland Advisors, Inc. (the “Advisor”) to serve as investment advisor and manager to the Funds. Under the terms of the agreement, the Select Value and Value Funds pay the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Funds, and the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets of the Fund.

During the period from April 1,1999 through April 30,2000, the Advisor contractually committed to waive Select Value Fund fees paid to it and/or pay such Fund’s ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent that annual operating expenses exceeded 0.95%. Effective May 1, 2000, the Advisor voluntarily committed to waive fees and/or reimburse expenses of the Select Value Fund to the extent that total annual ordinary operating expenses (excluding brokerage commissions, interest and taxes) exceeded 1.90%. Effective June 1, 2000, the Advisor modified the waiver for the Select Value Fund to provide for the waiver of fees and/or reimbursements of expenses to the extent that total annual ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary items) exceeded 1.25%. Effective November 30, 2001, the Advisor terminated the voluntary expense waiver. Without such waivers, total returns prior to this date would have been lower.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Pursuant to the Plan, each Fund pays the Fund’s distributor, Heartland Investor Services LLC (the “Distributor”), an amount up to 0.25% of the average daily net assets of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. The Distributor is an indirect wholly-owned subsidiary of the Bisys Group, Inc., and is an affiliate of the Funds’ transfer agent and fund accountant, Bisys Fund Services Ohio, Inc. The Corporation and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement.

From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors and other financial intermediaries fees for providing recordkeeping, subaccounting, marketing and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors’ fees to be invested in any of the Funds issued by the Corporation. As of June 30, 2004, there were no deferred Directors’ fees invested in the Funds.

As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

(4)	Investment Transactions and Income Tax Basis Information

During the six-month period ended June 30, 2004, the cost of purchases and proceeds from sales of securities, other than short-term obligations, are noted below. During the same period there were no purchases or sales of long-term U.S. Government securities.

	Cost of Purchases	Proceeds from Sales
Select Value Fund	$40,415,785	$22,891,350
Value Plus Fund	205,778,467	86,809,910
Value Fund	404,345,598	436,417,958

June 30, 2004 |  27

At June 30, 2004, the cost of securities for financial reporting purposes is substantially the same as the cost of securities for federal income tax purposes. The aggregate gross unrealized gain for which there was an excess of value over cost and the aggregate gross unrealized loss for which there was an excess of cost over value were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments
Select Value Fund	$80,456,167	$13,854,624	$(1,281,090)	$12,573,534
Value Plus Fund	319,977,747	50,099,546	(12,383,350)	37,716,196
Value Fund	1,432,150,916	657,656,368	(46,332,035)	611,324,333

The Funds’ net capital loss carryforwards as of the latest tax year end of December 31, 2003, which are available to offset future realized gains, are noted below. The Funds do not intend to make distributions of future realized capital gains until their Federal income tax capital loss carryforwards, if any, are completely utilized.

	Expires
Fund	2007	2008	2009	2010	2011
Select Value Fund	$—	$—	$—	$1,324,636	$540,522
Value Plus Fund	8,306,444	—	—	—	—
Value Fund	—	—	—	—	—

(5)	Fund Share Transactions

For the six-month period ended June 30, 2004, Fund share transactions were as follows:

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	1,489,821	10,501,119	4,900,860
Reinvested distributions from net investment income & distributions from net realized gains on investments	—	37,776	—
Shares redeemed	(942,094)	(5,436,826)	(9,161,340)

Net increase (decrease) in Fund shares	547,727	5,102,069	(4,260,480)

For the year ended December 31, 2003, Fund share transactions were as follows:

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	1,897,433	9,421,864	22,899,532
Reinvested distributions from net investment income & distributions from net realized gains on investments	2,222	14,880	1,833,525
Shares redeemed	(1,929,634)	(3,892,452)	(11,364,320)

Net increase (decrease) in Fund shares	(29,979)	5,544,292	13,368,737

(6)	Litigation

On July 18, 2002, pursuant to a stipulation and following a fairness hearing, the U.S. District Court for the Eastern District of Wisconsin approved a settlement of a consolidated class action brought by shareholders of the Heartland High-Yield Municipal Bond Fund and the Short Duration High-Yield Municipal Fund (together, the “High-Yield Funds”), in which the Corporation, the Advisor, the High-Yield Funds and certain other parties were named as defendants. The litigation arose out of a repricing of the securities in the High-Yield Funds in October 2000. The High-Yield Funds have been in receivership since March 2001. Under the terms of the settlement, the Corporation, the Advisor, the High-Yield Funds, and certain related parties were dismissed and released from all claims in the class action upon establishment of a settlement fund for the benefit of the class plaintiffs. Neither the Corporation nor any of its separate Funds, directors, or officers were required to contribute to the settlement fund (although an affiliate of the Advisor did make a substantial contribution to facilitate settlement). Subsequently, all other suits filed by persons who opted out of the class action settlement were also settled without any contribution from the Corporation, its Funds, directors or officers.

On December 11, 2003, the SEC filed a civil complaint in United States District Court for the Eastern District of Wisconsin (Civil Action No. 03C1427) relating to the High-Yield Funds against the Advisor; William J. Nasgovitz, President of the Advisor, President and a director of the Corporation and Co-Portfolio Manager of the Heartland Value Plus and Value Funds; Paul T. Beste, Chief Operating Officer of the Advisor and Vice President of the Corporation; Kevin D. Clark, an officer of the Advisor; certain former officers of the Advisor; Hugh Denison, a former director of the Corporation who presently serves as Senior Vice President of the Advisor and as a member of the portfolio management team for the Heartland Select Value Fund; and others.

The SEC alleges various violations of the federal securities laws with respect to the pricing of securities owned by the High-Yield Funds and the related calculation of the High-Yield Funds’ net asset value per share from March 2000 to March 2001; disclosures in the prospectus, other Commission filings and promotional materials for the High-Yield Funds relating to risk management, credit quality, liquidity and pricing; breach of fiduciary duty; the sale in September and October 2000 by certain individual defendants of shares of the High-Yield Funds while in possession of material, non-public information about those funds; and the disclosure of material, non-public information to persons who effected such sales. The SEC seeks civil penalties and disgorgement of all gains received by the defendants as a result of the conduct alleged in the complaint, a permanent injunction against the defendants from further violations of the applicable federal securities laws, and such other relief as the court deems appropriate.

In February 2004, the Advisor, and Messrs. Nasgovitz, Beste, Denison, and Clark filed their answers to the SEC’s complaint, denying the allegations and claims made therein and raising affirmative defenses.

28  | Semiannual Report

The complaint does not involve the Corporation, the Heartland Select Value, Value Plus or Value Funds, any portfolio manager of the Funds (other than Mr. Nasgovitz and Mr. Denison) or any of the current independent directors of the Corporation. However, an adverse outcome for the Advisor and/or its officers named in the complaint could result in an injunction that would bar the Advisor from serving as investment advisor to the Funds or bar such officers from continuing to serve in their official capacities for the Advisor. The Advisor has advised the Funds that, if these results occur, the Advisor will seek exemptive relief from the SEC to permit it to continue serving as investment advisor to the Funds. There is no assurance that the SEC will grant such exemptive relief.

(7)	Transactions with Affiliates

The following companies are “affiliated” (as defined in Section (2)(a)(3) of the Investment Company Act of 1940) with the Value Plus and Value Funds; that is, the Funds held 5% or more of the outstanding voting securities during the six-month period ended June 30, 2004:

VALUE PLUS FUND

Security Name	Share Balance at January 1, 2004	Purchases	Sales	Share Balance at June 30, 2004	Dividends	Realized Gains (Losses)
Xcyte Therapies, Inc.	0	400,000	4,200	395,800	$0	$(8,320)

					$0	$(8,320)

VALUE FUND

Security Name	Share Balance at January 1, 2004	Purchases	Sales	Share Balance at June 30, 2004	Dividends	Realized Gains (Losses)
Access Pharmaceuticals, Inc.	1,253,400	0	0	1,253,400	$0	$0
Aetrium, Inc.	387,200	0	387,200	0	0	624,603
AirNet Systems, Inc.	1,000,000	0	0	1,000,000	0	0
Alliance Semiconductor Corp.	2,500,000	0	0	2,500,000	0	0
Allied Defense Group, Inc.	300,000	0	0	300,000	0	0
Almost Family, Inc.	250,000	0	0	250,000	0	0
Alpharma, Inc (Class A)	1,500,000	184,800	71,800	1,613,000	143,316	(77,866)
American Physicians Service Group, Inc.	187,200	0	1,551	185,649	0	14,139
Anacomp, Inc. (Class A)	300,000	50,000	0	350,000	0	0
Analysts International Corp.	1,400,000	0	0	1,400,000	0	0
Aphton Corp.	2,120,145	29,270	227,000	1,922,415	0	(1,629,960)
Asia Pacific Wire & Cable Corp., Ltd.	1,137,300	0	0	1,137,300	0	0
Ashworth, Inc.	700,000	0	0	700,000	0	0
Badger Meter, Inc.	200,000	0	0	200,000	108,000	0
Barrett Business Services, Inc.	500,000	0	0	500,000	0	0
Boston Communications Group, Inc.	750,000	250,000	0	1,000,000	0	0
Braun Consulting, Inc.	0	1,566,317	0	1,566,317	0	0
Buca, Inc.	1,137,570	0	0	1,137,570	0	0
Callon Petroleum Company	500,000	0	500,000	0	0	452,887
Chronimed, Inc.	750,000	0	0	750,000	0	0
CINAR Corp. (Class B)	2,592,500	0	2,592,500	0	0	3,336,919
Computer Network Technology Corp.	1,000,000	600,000	0	1,600,000	0	0
Copper Mountain Networks, Inc.	400,000	0	0	400,000	0	0
Covansys Corp.	1,350,000	0	229,700	1,120,300	0	2,137,829
Datalink Corp.	1,000,000	0	0	1,000,000	0	0
Discovery Laboratories, Inc.	2,784,256	0	0	2,784,256	0	0
Duckwall-ALCO Stores, Inc.	400,000	0	0	400,000	0	0
Endocardial Solutions, Inc.	1,750,000	0	780,000	970,000	0	3,843,016
Fuel-Tech N.V.	700,000	300,000	0	1,000,000	0	0
Galyan’s Trading Co.	862,700	387,300	887,400	362,600	0	5,705,820
Genitope Corp.	575,000	425,000	0	1,000,000	0	0
Geo Group, Inc.(1)	505,400	0	0	505,400	0	0
Global-Tech Appliances, Inc.	1,200,000	0	0	1,200,000	0	0
Hampshire Group, Ltd.	300,000	0	0	300,000	0	0
Harvest Natural Resources, Inc.	2,365,800	0	504,800	1,861,000	0	5,494,532
High River Gold Mines, Ltd.	4,000,000	3,501,400	0	7,501,400	0	0
Home Federal Bancorp.	268,250	0	0	268,250	100,594	0
Industrial & Financial Systems (Class B)	6,000,000	0	0	6,000,000	0	0
InterDigital Communications Corp.	2,577,147	422,853	0	3,000,000	0	0
Intervideo, Inc.	0	700,150	0	700,150	0	0
John B. Sanfilippo & Son, Inc.	300,000	0	0	300,000	0	0
Kendle International, Inc.	968,900	31,100	0	1,000,000	0	0
Kennedy-Wilson, Inc.	500,000	0	0	500,000	0	0
Lantronix, Inc.	5,000,000	0	0	5,000,000	0	0
Lifecore Biomedical, Inc.	1,000,000	0	0	1,000,000	0	0
MEDTOX Scientific, Inc.	470,000	0	0	470,000	0	0
Medwave, Inc.	800,000	100,000	0	900,000	0	0
MFRI, Inc.	470,000	0	0	470,000	0	0
Midwest Express Holdings, Inc.	1,600,000	0	0	1,600,000	0	0

June 30, 2004 |  29

VALUE FUND [cont’d]

Security Name	Share Balance at January 1, 2004		Purchases	Sales	Share Balance at June 30, 2004	Dividends	Realized Gains (Losses)
Moore Medical Corporation	282,600		0	282,600	0	$0	$2,291,095
National Home Health Care Corp.	441,000		0	0	441,000	0	0
O.I. Corp.	245,900		0	0	245,900	0	0
Oil-Dri Corp. of America	450,000		0	0	450,000	89,800	0
OrthoLogic Corp.	2,065,000		0	0	2,065,000	0	0
Outlook Group Corp.	380,400		0	0	380,400	38,040	0
Patrick Industries, Inc.	293,425		100	0	293,525	0	0
Quovadx, Inc.	1,775,100		1,902,300	0	3,677,400	0	0
RCM Technologies, Inc.	780,100		0	0	780,100	0	0
Senesco Technologies, Inc.	1,100,000		125,000	0	1,225,000	0	0
Sholodge, Inc.	450,000		0	0	450,000	0	0
Smith & Wollensky Restaurant Group, Inc.	347,000		122,000	0	469,000	0	0
SPAR Group, Inc.	1,300,000		0	0	1,300,000	0	0
SRI/Surgical Express, Inc.	425,000		0	0	425,000	0	0
Summit Bank Corp.	300,000	(2)	0	0	300,000	60,000	0
Superior Consulting Holdings Corp.	1,000,000		0	0	1,000,000	0	0
Trover Solutions, Inc.	603,000		0	0	603,000	0	0
Vascular Solutions, Inc.	437,500		0	437,500	0	0	3,288,595
Vesta Insurance Group, Inc.	2,500,000		0	500,000	2,000,000	0	(60,350)
VocalTec Communications, Ltd.	0		702,000	0	702,000	0	0
Watchguard Technologies, Inc.	2,000,000		0	0	2,000,000	0	0
Zindart, Ltd. (ADR)	563,000		0	0	563,000	0	0

						$539,750	$25,421,259

(1)	Formerly known as Wackenhut Corrections Corp.
(2)	Split on 2/18/04

END OF NOTES TO FINANCIAL STATEMENTS

Proxy Voting Information (Unaudited)

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available on our website at www.heartlandfunds.com, or upon request, without charge, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 North Water Street, Suite 500, Milwaukee, WI 53202.

30  | Semiannual Report

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. Pursuant to the Corporation’s bylaws, the Board delegates day-to-day management of the Funds to the officers of the Corporation. The Board meets regularly to review the Funds’ investments, performance and expenses. The Board elects the officers of the Corporation, and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, Heartland Investor Services, LLC. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor, the distribution agreement with the Distributor and each Fund’s distribution plan, and annually approves the selection of independent public accountants for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that 75% of Board members and the Chairman of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and officer of Heartland.

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE CORPORATION	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF HEARTLAND FUNDS OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS(2) HELD BY DIRECTOR
INDEPENDENT DIRECTORS:

Lawrence M. Woods 524 Sunset Drive, Worland, WY 82401 Birthdate: 4/14/32	Chairman of the Board and Director	Since 2/03	Retired; Director, The AAL Funds, Inc., 1987 to 2002; President and CEO, Centennial Airlines, 1983-1987; Director, Mobil Corporation, 1977 to 1985, and Vice President, Mobil Corporation, 1969 to 1977.	3	None

Dale J. Kent 1900 South 18th Avenue, West Bend, WI 53095 Birthdate: 11/12/52	Director	Since 8/03	Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen LLP, 1986 to 2002; employed by Arthur Andersen, LLP in other capacities, 1974 to 1985.	3	None

Michael D. Dunham 12000 West Park Place, Milwaukee, WI 53224 Birthdate: 7/25/45	Director	Since 1/04	President and Owner, Dunham Global Associates, Ltd., since 2001; Senior Vice President—Business Development, IFS AB, since January 2000; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	3	Merge Technologies, Inc. (a provider of radiological imaging and information integration solutions)

INTERESTED DIRECTORS AND OFFICERS:

William J. Nasgovitz(3) 789 N. Water Street, Milwaukee, WI 53202 Birthdate: 10/8/44	President and Director	Since 12/84	President and Chief Executive Officer, Heartland Advisors, Inc., since 1982.	3	None

Eric J. Miller 789 N. Water Street, Milwaukee, WI 53202 Birthdate: 8/6/53	Chief Executive Officer	Since 1/04	Senior Vice President, Heartland Advisors, Inc. since 1994; Vice President and Chief Financial Officer, American Appraisal Associates, 1986 to 1994; Financial Manager, Chilton Company, 1984 to 1986; Financial Analyst, FMC Corporation, 1980-1984.	N/A	N/A

Paul T. Beste 789 N. Water Street, Milwaukee, WI 53202 Birthdate: 1/23/56	Vice President	Since 9/97	Secretary and Treasurer, Heartland Value Manager, LLC., since August 2000; Chief Operating Officer, Heartland Advisors, Inc. since December 1999; employed by Heartland Advisors, Inc. in other capacities since 1997; Director of Taxes/Compliance, Strong Capital Management, Inc., 1992 to 1997.	N/A	N/A

Nicole J. Best 789 N. Water Street, Milwaukee, WI 53202 Birthdate: 9/2/73	Treasurer and Principal Accounting Officer	Since 6/00	Senior Vice President and Treasurer, Heartland Advisors, Inc., since March 2001; employed by Heartland Advisors, Inc., in other capacities, 1998 to 2001; employed by Arthur Andersen LLP, 1995 to 1998.	N/A	N/A

Constance R. Wick 789 N. Water Street, Milwaukee, WI 53202 Birthdate: 8/23/64	Vice President, Secretary and Chief Compliance Officer	Since 4/03	Director of Compliance, Heartland Advisors, Inc. since February 2003; Associate Counsel, Strong Capital Management, Inc., 1998 to 2002.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.
(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.
(3)	Mr. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with Heartland Advisors, Inc.

The standing committees of the Corporation’s Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Lawrence M. Woods, Dale J. Kent and Michael D. Dunham. Mr. Woods serves as chairman of the audit committee and Mr. Dunham serves as chairman of the nominating committee. Mr. Kent has been determined by the Board to be an audit committee financial expert.

The audit committee is responsible for the selection of the independent public accountants for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the audit committee meets quarterly with the independent public accountants to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The audit committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee has adopted a written charter.

The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies for election and re-election to the Board as and when required. The nominating committee generally does not accept recommendations for nominations by shareholders of the Funds. The nominating committee has adopted a written charter.

The Funds’ Statement of Additional Information includes additional information about the directors of the Corporation and is available, without charge, on our website at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

June 30, 2004 |  31

Lipper Definitions

Multi-Cap Value Funds are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Small-Cap Core Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Small-Cap Value Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Other Definitions

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Russell 2000 Index is an unmanaged index of stocks consisting of the smaller two-thirds of the 3000 largest publicly traded U.S. companies. It is not possible to invest directly in an index.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 of the largest stocks (in terms of market value) in the United States representing 88 separate industries. It is not possible to invest directly in an index.

S&P MidCap 400 Barra Value Index is a capitalization-weighted index of the stocks in the S&P MidCap 400 Index that have low price-to-book ratios. It is not possible to invest directly in an index.

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

32  | Semiannual Report

THE HEARTLAND

FAMILY OF VALUE FUNDS

Individual Investors:

1-800-HEARTLN (1-800-432-7856)

Financial Advisors:

Financial Advisor Services: 1-800-442-6391

www.heartlandfunds.com

Heartland Investor Services, LLC, Distributor

3435 Stelzer Road

Columbus, Ohio 43219

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

Statements regarding particular securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s views when made and are subject to change at any time based on market and other considerations.

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandfunds.com to download. Please read the prospectus carefully before investing.

Item 2. Code of Ethics

Not applicable – only for annual reports.

Item 3. Audit Committee Financial Expert

Not applicable – only for annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable – only for annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 10. Controls and Procedures

(a) Disclosure Controls and Procedures. The Registrant’s management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of the report on Form N-CSR. Based on such evaluation, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b) Changes in Internal Control Over Financial Reporting. There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits

The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
11(a)(2)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(a)(2)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 26th day of August, 2004.

HEARTLAND GROUP, INC.

By:	/s/ Eric J. Miller
Eric J. Miller, Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 26th day of August, 2004.

By:	/s/ Eric J. Miller
Eric J. Miller, Chief Executive Officer (Principal Executive Officer)

By:	/s/ Nicole J. Best
Nicole J. Best, Treasurer and Principal Accounting Officer (Principal Financial Officer)